UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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The Pantry, Inc.

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FOR IMMEDIATE RELEASE

THE PANTRY NOMINATES THOMAS W. DICKSON FOR ELECTION

TO BOARD OF DIRECTORS AT 2014 ANNUAL MEETING

CARY, N.C. – January 29, 2014 – The Pantry, Inc. (NASDAQ: PTRY), a leading independently operated convenience store chain in the southeastern U.S., today announced that its Board of Directors has nominated a new independent director, Thomas W. “Tad” Dickson, former Chief Executive Officer of Harris Teeter Supermarkets, Inc., for election to the Board at the Company’s 2014 Annual Meeting of Stockholders to be held on March 13, 2014.

Mr. Dickson most recently served as CEO of Harris Teeter, a leading regional supermarket chain in the southeastern and mid-Atlantic United States, from February 1997 up to the company’s sale to The Kroger Co. in January 2014, and as Chairman of its Board of Directors from March 2006 to January 2014. Prior to serving as Chairman and CEO, Mr. Dickson served in various executive posts at Harris Teeter (formerly Ruddick Corporation) and its former subsidiary, the textile company American & Efird, Inc., and as a director of Harris Teeter from February 1997 to January 2014. If elected, he will bring to The Pantry nearly two decades of operational and management experience in the supermarket industry, including more than 15 years as a public company director, and possesses broad supermarket and real estate knowledge, particularly in The Pantry’s core geographies.

“Tad Dickson’s significant executive retail experience in the southeastern U.S. makes him highly qualified to serve as a member of our Board of Directors,” said Edwin J. Holman, Chairman of The Pantry’s Board of Directors. “Through his longstanding career at and leadership of Harris Teeter, Tad has a deep understanding of our industry and the region in which we operate, as well as substantial public company board experience. We are delighted that Tad has agreed to serve, if elected, as a new, independent director on The Pantry’s Board and look forward to benefiting from his insights as we continue to position the Company for future growth and success.”

“I am very excited to have the opportunity to serve on The Pantry’s Board of Directors,” said Mr. Dickson. “The Pantry’s management team has made great strides in realigning the Company’s strategic priorities to take advantage of the favorable operating environment, and, if elected, I look forward to helping to oversee the continued successful execution of the strategic plan.”

About Thomas W. Dickson

Mr. Dickson most recently served as Chief Executive Officer of Harris Teeter, which operates a regional chain of more than 200 supermarkets, primarily in the Southeastern and Mid-Atlantic United States, from February 1997 until January 2014, and also served as Chairman of the Board of Harris Teeter from March 2006 until January 2014. In addition, Mr. Dickson served as President of Harris Teeter from February 1997 through March 2012, and before his election as President and Chief Executive Officer, he served as Executive Vice President of Harris Teeter from February 1996 to February 1997. Prior to that time, from February 1994 to February 1996, Mr. Dickson served as President of, and from February 1991 to February 1994 he served as Executive Vice President of American & Efird, Inc., Harris Teeter’s former A&E subsidiary. Mr. Dickson attained a B.A. and M.B.A. from the University of Virginia.

About The Pantry

Headquartered in Cary, North Carolina, The Pantry, Inc. is a leading independently operated convenience store chain in the southeastern United States and one of the largest independently operated convenience store chains in the country. As of January 29, 2014, the Company operated 1,537 stores in thirteen states under select banners, including Kangaroo Express®, its primary operating banner. The Pantry’s stores offer a broad selection of merchandise, as well as fuel and other ancillary services designed to appeal to the convenience needs of its customers.

Safe Harbor Statement

Statements made by the Company in this press release relating to future plans, events, or financial condition or performance are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of words such as “expect,” “plan,” “anticipate,” “intend,” “outlook,” “guidance,” “believes,” “should,” “target,” “goal,” “forecast,” “will,” “may” or words of similar meaning. These forward-looking statements are based on the Company’s current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. Any number of factors could affect actual results and events, including, without limitation, the potential cost and management distraction attendant to the dissident group’s nomination of director nominees at the 2014 Annual Meeting of Stockholders. These and other risk factors are discussed in the Company’s most recent Annual Report on Form 10-K and in its other filings with the U.S. Securities and Exchange Commission (the “SEC”), and should be considered carefully. Readers are cautioned not to place undue reliance on such forward looking statements. In addition, the forward-looking statements included in this press release are based on the Company’s estimates and plans as of January 29, 2014. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Important Additional Information

The Pantry, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from The Pantry’s stockholders in connection with the matters to be considered at The Pantry’s 2014 Annual Meeting of Stockholders. The Pantry has filed a preliminary proxy statement and form of white proxy card with the SEC in connection with its 2014 Annual Meeting of Stockholders. When completed, a definitive proxy statement and white proxy card will be mailed to The Pantry’s stockholders. THE PANTRY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials to be filed with the SEC in connection with The Pantry’s 2014 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by The Pantry with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at The Pantry’s website at www.thepantry.com, by writing to The Pantry at 305 Gregson Drive, Cary, North Carolina 27511, Attention: Secretary or by calling The Pantry’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834.

The Pantry, Inc.

Andrew Hinton, 919-774-6700

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